                                                                 Exhibit 10.2(a)

                                   SCHEDULE
                                      TO
                              SEVERANCE AGREEMENT


Horace Mann Educators Corporation entered into severance agreements on the date shown with the following persons. These agreements are identical to the one included herein as Exhibit 10.9.

               George Zock              -    December 27, 1991
               H. Albert Inkel          -    December 27, 1991
               Ann Caparros             -    March 07, 1994
               Peter H. Heckman         -    April 10, 2000

Horace Mann Educators Corporation entered into severance agreements on the date shown with the following persons. These agreements are substantially identical to the one included herein as Exhibit 10.9 except that they provide (1) a one-time cash payment equal to 2 times the highest annual compensation received by the employee in the five preceding years (as compared to 2.9 times) and (2) the specified period during which such employee's insurance benefits would continue is 2 years (as compared to 2.9 years):

               A. Thomas Arisman        -    December 27, 1991
               Ron Byers                -    March 16, 2000
               Valerie Chrisman         -    December 27, 1991
               J. Michael Henderson     -    September 02, 1997
               William Hinkle           -    July 19, 1999
               Robert Lee               -    July 19, 1999
               Thomas Manion            -    July 6, 2000
               Michael Orr              -    July 19, 1999
               Francis Purcell          -    December 27, 1991
               Michael Vignola          -    March 16, 1998
               Walter Stooksbury        -    December 27, 1991

Horace Mann Educators Corporation entered into a severance agreement with Louis
G. Lower II as set forth in the Lower Employment Agreement contained in Exhibit
10.12 to Horace Mann Educators Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.